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                                                                EXHIBIT 10.40



                                LICENSE AGREEMENT


         This Agreement, entered into as of September 22, 1997, is made between LITHIUM TECHNOLOGY CORPORATION ("Company"), a Delaware corporation having its principal place of business at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, and LITHIUM LINK LLC ("Licensee"), a Delaware limited liability company having its principal place of business at 10000 Memorial Drive, Suite 920, Houston, Texas 77024. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Senior Secured Convertible Note Purchase Agreement of even date herewith (the "Note Purchase Agreement") between the Company and Licensee.

                                    RECITALS

         WHEREAS, the Company and the Licensee are parties to the Note Purchase Agreement;

         WHEREAS, the execution and delivery of this License Agreement is a condition to the obligations arising under the Note Purchase Agreement;

         WHEREAS, the Licensee had desired to obtain a security interest respecting all of the Company's assets in order to secure the repayment of the Term Loans, however the Company's previous contractual obligations include covenants against the Company's granting of a security interest respecting the Company's intellectual property and in lieu of such security interest the Company is willing to grant, and the Licensee desires to obtain, the license rights granted herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and in the Note Purchase Agreement, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1.0 - DEFINITIONS

         Capitalized terms used herein and not otherwise defined in the Note Purchase Agreement shall have the meanings given in the Schedule of Definitions attached as Exhibit A hereto.

ARTICLE 2.0 - GRANT OF LICENSE

         2.1 The Company hereby grants, and Licensee hereby accepts, a nonexclusive, royalty-free, assignable, and sublicenseable license to use the Licensed Patents and the Company's other intellectual property (collectively, the "Licensed Subject Matter") for the manufacture and distribution of lithium-ion polymer batteries in the Territory, provided that no license is granted for



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the use of the Licensed Subject Matter for the manufacture of lithium metal polymer battery products.

         2.2 The license granted by the Company pursuant to Section 2.1 shall terminate simultaneously with and upon the earliest to occur of (a) the payment in full of the Term Notes, (b) the conversion of all the Term Notes, or (c) the combination of payment and conversion with respect to all of the Term Notes.

         2.3 The Licensee agrees that it will refrain from directly or indirectly: exercising, using or applying the Licensed Subject Matter; assigning the Licensed Subject Matter; and/or sublicensing the Licensed Subject Matter unless and until the occurrence of an event of default as defined in Subsection 6.1(d) of the Note Purchase Agreement (a "Bankruptcy Default") and the failure of the Company to cure such Bankruptcy Default within the specified cure periods. If the Company cures such Bankruptcy Default, the Licensee's (and any assignee's and/or sublicensee's) rights under this License Agreement shall revert to the pre-Bankruptcy Default status as provided in the first sentence of this Section 2.3 until the subsequent occurrence, if any, of another such Bankruptcy Default in which case this Section 2.3 shall be applied de novo.

         2.4 In addition to, and without limitation of, the terms set forth in
Section 2.3 hereof, the Licensee agrees that in the event of (a) a Bankruptcy Default and the failure of the Company to cure such Bankruptcy Default within the specified cure period and/or (b) an Event of Default (as otherwise defined in the Note Purchase Agreement), the Licensee shall refrain from the same acts specified in Section 2.3 hereof until first giving written notice of the Bankruptcy Default and/or the Event of Default to Mitsubishi Materials Corporation ("MMTL") and permitting MMTL or MMTL's designee sixty (60) days after such notice to cure the noticed Bankruptcy Default and/or Event of Default. If MMTL or its designee cures the noticed Bankruptcy Default or Event of Default, the Licensee's (and any assignee's and/or sublicensee's) rights under this License Agreement shall revert to the pre-Bankruptcy Default or pre-Event of Default status as provided in the first sentence of Section 2.3 hereof until the subsequent occurrence, if any, of another Bankruptcy Default or Event of Default in which case this Section 2.4 shall be applied de novo.

ARTICLE 3.0 - CONFIDENTIALITY

         3.1 Subject to Sections 2.3 and 2.4 hereof, the Licensee agrees to maintain in confidence all information received from the Company under this Agreement and agrees not to disclose the same to third parties or to directly or indirectly benefit or profit from this Agreement, and agrees to obligate all of its employees, agents, consultants and others having access to such information to adhere to this obligation of confidentiality. This Section 3.1 shall not apply to any information which is or becomes public

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knowledge through no fault of the Licensee or which the Licensee can demonstrate in writing was known to the Licensee prior to the disclosure by the Company or which is obtained by the Licensee from a third party with an unrestricted legal right to disclose the same to others. This Section 3.1 shall apply to any and all assignees and/or sublicensees of the Licensee and their employees, agents, consultants and others having access to such information.

ARTICLE 4.0 - TERM AND TERMINATION

         4.1 This Agreement shall commence on the date set forth above and shall continue until terminated pursuant to Section 2.2 hereof except that Section 3.1 hereof shall survive any termination of this Agreement.

         4.2 In the event that the Licensee materially breaches this Agreement or the Note Purchase Agreement and fails to remedy such breach within ten (10) days after notice thereof, the Company shall be entitled to terminate this Agreement upon written notice of such termination.

         4.3 Upon termination of this Agreement, the Licensee (and any sublicensee and/or assignee) shall cease its use of the Licensed Subject Matter as of the effective date of such termination.

ARTICLE 5.0 - NOTICE

         5.1 Any notice, consent, or communication required to be given to either party shall be sent in accordance with the notice provisions of the Note Purchase Agreement.

ARTICLE 6.0 - ASSIGNMENT

         6.1 The rights granted herein may not be assigned by either party by their respective acts or by operation of law, without the prior written consent of the other party hereto except as expressly set forth herein.

ARTICLE 7.0 - MISCELLANEOUS

         7.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         7.2 Article headings contained in this Agreement are included for convenience only and form no part of the agreement between the parties hereto.

         7.3 Any delays in or failure by either party in their performance under this Agreement shall be excused if and to the extent that such delays or failures are caused by occurrences beyond such party's control.

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         7.4 This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and may be amended only by a document in writing.

         7.5 No modification, renewal, extension, or waiver of this Agreement or any of its provisions shall be binding unless in writing and mutually accepted.

         7.6 This Agreement shall be interpreted and construed and the legal relations created herein shall be determined, in accordance with the laws of the state of New Jersey.

         IN WITNESS WHEREOF, the parties have executed and delivered this License Agreement as of the date first above written.


                                        LITHIUM TECHNOLOGY CORPORATION



                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------


                                        LITHIUM LINK LLC

                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------





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